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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 2000, with respect to the financial statements of Phillips Gas Company included in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-32502), and related Prospectus of Duke Energy Field Services Corporation for the registration of its common stock.


                                          /s/ ERNST & YOUNG LLP

Tulsa, Oklahoma

May 22, 2000